FORM S. F. E.

Exhibit 4.1

NUMBER 167

SHARES



INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA, October 18, 1999

VIRTUAL EDUCATION SOFTWARE, INC.

CAPITAL STOCK: 10,000,000 SHARES AT $.002 PAR VALUE, PAID AND NON-ASSESSABLE.

This Certifies that ______________________________ *is the registered holder of* ______________________________ *Shares*

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this* ________ *day of* ______________ *A.D.* ______

______________________ President

______________________ Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM	– as tenants in common	UNIF GIFT MIN ACT – ________ Custodian ________ (Minor)	
TEN ENT	– as tenants by the entireties	under Uniform Gifts to Minors Act ________ (State)	
JT TEN	– as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT – ________ Custodian ________ (Minor)	
		under ________ (State) Uniform Transfer to Minors Act	

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, the undersigned hereby sells, assigns and transfers unto ________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

________ *Shares*

represented by the within Certificate, and hereby irrevocably constitutes and appoints ________

________ *Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.*

Dated, ________

In presence of ________

____

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.